Operating Leases	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
OPERATING LEASES
OPERATING LEASES
The Company leases certain stores, warehouses, manufacturing facilities, office space and equipment. Renewal options are available on the majority of leases and, under certain conditions, options exist to purchase certain properties. Rental expense for operating leases, recognized on a straight-line basis over the lease term in accordance with the Leases Topic of the ASC was $552,658, $464,616 and $417,549 for 2018, 2017 and 2016, respectively. Certain store leases require the payment of contingent rentals based on sales in excess of specified minimums. Contingent rentals included in rent expense were $68,180, $63,300 and $58,865 in 2018, 2017 and 2016, respectively. Rental income, as lessor, from real estate leasing activities and sublease rental income for all years presented was not significant. The following schedule summarizes the future minimum lease payments under noncancellable operating leases having initial or remaining terms in excess of one year at December 31, 2018:

2019	$412,211
2020	369,570
2021	306,994
2022	245,437
2023	179,892
Later years	392,423
Total minimum lease payments	$1,906,527

During 2018, the Company completed transactions to sell and subsequently leaseback certain real estate properties and received proceeds totaling $225,345. The transactions were accounted for as financing transactions primarily due to the Company's continuing involvement resulting from the length of the lease term in comparison to the remaining economic life of the real estate properties. The financing transactions have related future obligations of $225,914 at December 31, 2018.